UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 17, 2017

McGRATH RENTCORP
(Exact Name of Registrant as Specified in Charter)

California	000-13292	94-2579843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5700 Las Positas Road, Livermore, CA 94551-7800
(Address of Principal Executive Offices) (Zip Code)

(925) 606-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dennis C. Kakures, the President and Chief Executive Officer of McGrath RentCorp (the “Company”) announced his early retirement from the Company, effective February 17, 2017.  Effective as of the same date, Mr. Kakures resigned from the board of directors of the Company.  Mr. Kakures will assist the Company in the transition as a consultant.

Item 8.01. Other Events.

On February 17, 2017, McGrath RentCorp (the “Company”) issued a press release, dated February 17, 2017, associated with Mr. Kakures’ early retirement and resignation as a member of the Company’s board of directors.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release of McGrath RentCorp, dated February 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Date: February 17, 2017	By:	/s/ Randle Rose
Randle Rose
Chief Administrative Officer and Secretary